This Preferred Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depository") or a nominee of the Depository. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Declaration and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in limited circumstances.

                  Unless this Preferred Security Certificate is presented by an authorized representative of the Depository to the Trust or its agent for registration of transfer, exchange or payment, and any Preferred Security Certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depository (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depository), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.


Certificate Number                                Number of Preferred Securities
         -1-                                                 -8,000,000-

                                                           CUSIP NO.  20846D 206

                   Certificate Evidencing Preferred Securities
                                       of
                           CONSECO FINANCING TRUST VII

            9.44% Trust Originated Preferred SecuritiesSM ("TOPrS"SM)
                 (liquidation amount $25 per Preferred Security)

         CONSECO FINANCING TRUST VII, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of Eight Million (8,000,000) preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 9.44% Trust Originated Preferred SecuritiesSM (liquidation amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of August 31, 1999, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the

Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

         Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

         By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

         IN WITNESS WHEREOF, the Trust has executed this certificate this 31st day of August, 1999.


                                              CONSECO FINANCING TRUST VII



                                              By:  /S/ ROLLIN M. DICK
                                                   -----------------------------
                                              Name: Rollin M. Dick
                                              Title:  Regular Trustee

         Distributions payable on each Preferred Security will be fixed at a rate per annum of 9.44% (the "Coupon Rate") of the stated liquidation amount of $25 per Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 90-day quarter.

                  Except as otherwise described below, distributions on the Preferred Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on March 31, June 30, September 30 and December 31 of each year, commencing on September 30, 1999, which payment dates shall correspond to the interest payment dates on the Debentures. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

                  The Preferred Securities shall be redeemable as provided in the Declaration.

                                   ASSIGNMENT


         FOR  VALUE  RECEIVED,   the  undersigned  assigns  and  transfers  this
Preferred Security Certificate to:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
        (Insert assignee's social security or tax identification number)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                    (Insert address and zip code of assignee)

and irrevocably appoints
________________________________________________________________________________
________________________________________________________________________________
________________________________________  agent to  transfer  this  Preferred
Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: __________________

Signature: _____________________________
(Sign exactly as your name appears on the other side of this Preferred Security Certificate)

                  This Preferred Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depository") or a nominee of the Depository. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Declaration and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in limited circumstances.

                  Unless this Preferred Security Certificate is presented by an authorized representative of the Depository to the Trust or its agent for registration of transfer, exchange or payment, and any Preferred Security Certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depository (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depository), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

Certificate Number                                Number of Preferred Securities
         -2-                                                -4,000,000-

                                                           CUSIP NO.  20846D 206


                   Certificate Evidencing Preferred Securities
                                       of
                           CONSECO FINANCING TRUST VII

            9.44% Trust Originated Preferred SecuritiesSM ("TOPrS"SM)
                 (liquidation amount $25 per Preferred Security)

         CONSECO FINANCING TRUST VII, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of Four Million (4,000,000) preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 9.44% Trust Originated Preferred SecuritiesSM (liquidation amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of August 31, 1999, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

         Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

         By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

         IN WITNESS WHEREOF, the Trust has executed this certificate this 31st day of August, 1999.


                                               CONSECO FINANCING TRUST VII



                                               By:    /S/ ROLLIN M. DICK
                                                      --------------------------
                                               Name:  Rollin M. Dick
                                               Title: Regular Trustee

         Distributions payable on each Preferred Security will be fixed at a rate per annum of 9.44% (the "Coupon Rate") of the stated liquidation amount of $25 per Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 90-day quarter.

         Except as otherwise described below, distributions on the Preferred Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on March 31, June 30, September 30 and December 31 of each year, commencing on September 30, 1999, which payment dates shall correspond to the interest payment dates on the Debentures. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

         The Preferred Securities shall be redeemable as provided in the Declaration.

                                   ASSIGNMENT


         FOR  VALUE  RECEIVED,   the  undersigned  assigns  and  transfers  this
Preferred Security Certificate to:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Insert assignee's social security or tax identification number)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                    (Insert address and zip code of assignee)

and irrevocably appoints
________________________________________________________________________________
________________________________________________________________________________
_________________________________________  agent to  transfer  this  Preferred
Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: __________________

Signature: _____________________________
(Sign exactly as your name appears on the other side of this Preferred Security Certificate)